UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2007


                          APAC Customer Services, Inc.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Illinois                          0-26786               36-2777140
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)



  Six Parkway North, Deerfield, Illinois                    60015
 (Address of Principal Executive Offices)                (ZIP Code)



       Registrant's telephone number, including area code: (847) 374-4980


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On May 8, 2007, APAC Customer Services, Inc. (the "Company") issued a press release setting forth the Company's financial results for the first fiscal quarter ended April 1, 2007. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits.

     99.1     Press Release, dated May 8, 2007, of the Company.


This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company's actual results to differ from historical results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the Company; terms of its client contracts; availability of cash flows from operations and borrowing availability under its loan agreements; its ability to comply with its debt covenants; the ultimate resolution of its dispute with the Internal Revenue Service; its ability to effectively manage customer care center capacity and offshore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with its Medicare Part D enrollment and customer care programs.


Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. This filing is available on a web site maintained by the SEC at http://www.sec.gov.

The information included in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            APAC Customer Services, Inc.


Date:  May 8, 2007      By: /s/ George H. Hepburn III
                            -------------------------
                        Name: George H. Hepburn III
                        Title: Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                          Exhibit Description
--------------                          -------------------

99.1                              Press Release, dated May 8, 2007 of
                                   APAC Customer Services, Inc.